Fair Value of Financial Assets and Liabilities	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value of Financial Assets and Liabilities

3. Fair Value of Financial Assets and Liabilities

The Company’s previously outstanding tranche obligation liability (see Note 7) is measured at fair value on a recurring basis and is classified as Level 3 in the fair value hierarchy.

The following table provides a summary of the changes in fair value of the tranche obligation liability measured at fair value on a recurring basis using significant unobservable inputs during the year ended December 31, 2015 (in thousands):

Tranche Obligations
Fair value at December 31, 2014	$3,883
Change in fair value of tranche obligations	4,333
Reclassification of tranche obligation liability to additional paid-in capital (see Note 7)	(8,216)
Balance at December 31, 2015	$—

The fair values of the tranche obligations (see Note 7) were based on significant inputs not observable in the market, which represents a Level 3 measurement within the fair value hierarchy. The tranche obligations were valued as a forward contract, and the values were determined using a probability-weighted present value calculation. In determining the fair values of the tranche obligations, the inputs impacting fair value included the fair value of the Company’s Class A ordinary shares, risk-free interest rates and the probability and estimated timing of the tranche closings. The Company determined the per share fair value of the underlying ordinary shares using an option-pricing model (“OPM”), which considers the Class A ordinary share price paid by investors, the time to liquidity and volatility. In the OPM, the timing of the liquidity event determines the assumed life in the Black-Scholes calculation. The Company estimated a time to liquidity taking into account the future tranche funding. If the future tranche was not funded, a liquidity event was assumed to have occurred. If the tranche was funded, a longer-term liquidity event was assumed to have occurred. Volatility was estimated based on the daily trading histories of comparable public companies. The risk-free interest rate was determined by reference to the U.S. Treasury yield curve. Significant changes to the probability or expected timing of the tranche closings, or the fair value of the Company’s Class A ordinary shares, would have resulted in a significant change in the fair value measurement.

In November 2015, the tranche obligations were amended and met the requirements to be recorded in equity (see Note 7). Therefore, the Company remeasured the tranche obligation liability to fair value in November 2015, which resulted in an increase in fair value of $4.3 million that was recorded in other expense in the consolidated statement of operations and comprehensive loss. The final valuation of the tranche obligation liability was calculated by separately valuing the portion that was settled and the obligation that remained outstanding. For the portion settled in November 2015, the valuation was calculated as the difference between the price per share paid by investors to settle the portion of the tranche obligation liability (£1.00) and the fair value of the Class A ordinary shares on that date (£1.44), multiplied by the 2.5 million shares issued. For the remaining portion of the tranche obligation liability, the fair value was determined prior to reclassification to equity using an estimated tranche closing date of September 30, 2016, a risk-free rate of 0.42% and an 80% probability of tranche closing. Following the modification, the tranche obligations were considered indexed to the Company’s ordinary shares and met all additional criteria to be classified as equity. Subsequent to the remeasurement in November 2015, the tranche obligation liability was reclassified to additional paid-in capital.